EXHIBIT 99.7

MEDGENESIS INC.
QUARTERLY INCOME STATEMENTS (UNAUDITED)
 (IN THOUSANDS EXCEPT PER SHARE INFORMATION)

-----------------------------------------------------------------------------------------------------------------------

                                               FISCAL 2000                                 FISCAL 1999
                                    -----------------------------------  ----------------------------------------------
                                        Q3          Q2          Q1          Q4          Q3          Q2          Q1
                                     March 31,  December 31, October 1,   July 2,    April 2,   January 1,   October 2,
                                       2000        1999        1999        1999        1999        1999        1998
-----------------------------------------------------------------------------------------------------------------------
Revenues                              $ 8,083     $ 8,825     $ 8,072     $ 7,066     $ 7,638     $ 7,659     $ 7,426
Cost of revenues                        4,948       5,156       4,934       4,358       4,287       3,727       3,483
                                      -------     -------     -------     -------     -------     -------     -------
   Gross profit                         3,135       3,669       3,138       2,708       3,351       3,932       3,943

Operating expenses
   Selling and marketing                1,231       1,310       1,298       1,104       1,209       1,128       1,066
   Research and development               316         351         267         292         254         212         176
   General and administrative           1,021         947         859         754         767         672         629
                                      -------     -------     -------     -------     -------     -------     -------
     Total operating expenses           2,568       2,608       2,424       2,150       2,230       2,012       1,871
Income from operations                    567       1,061         714         558       1,121       1,920       2,072
   Other income (a)                       474          --          --          --          --          --          --
                                      -------     -------     -------     -------     -------     -------     -------
Income before taxes                     1,041       1,061         714         558       1,121       1,920       2,072
   Income tax expense                     406         414         278         218         437         748         809
                                      -------     -------     -------     -------     -------     -------     -------
Net income                            $   635     $   647     $   436     $   340     $   684     $ 1,172     $ 1,263
                                      =======     =======     =======     =======     =======     =======     =======


Pro forma net income per share
   Basic earnings per share (b)       $  0.16     $  0.16     $  0.11     $  0.08     $  0.17     $  0.29     $  0.31
   Basic weighted average
      shares                            4,044       4,032       4,030       4,021       4,036       4,038       4,033

   Diluted earnings per share (b)     $  0.16     $  0.16     $  0.11     $  0.08     $  0.17     $  0.29     $  0.31
   Diluted weighted average
      shares                            4,044       4,035       4,052       4,023       4,074       4,105       4,112

[WIDE TABLE CONTINUED FROM ABOVE]

--------------------------------------------------------------------------------------

                                                        FISCAL 1998
                                     -------------------------------------------------
                                        Q4          Q3          Q2           Q1
                                      July 3,    March 22,  December 26, September 26,
                                       1998        1998        1997         1997
--------------------------------------------------------------------------------------
Revenues                              $ 6,994     $ 6,347     $ 5,849     $ 5,852
Cost of revenues                        2,757       2,380       1,723       2,485
                                      -------     -------     -------     -------
   Gross profit                         4,237       3,967       4,126       3,367

Operating expenses
   Selling and marketing                1,129         995         902         805
   Research and development               118         106          40         114
   General and administrative             518         524         587         635
                                      -------     -------     -------     -------
     Total operating expenses           1,765       1,625       1,529       1,554
Income from operations                  2,472       2,342       2,597       1,813
   Other income (a)                        --          --          --          --
                                      -------     -------     -------     -------
Income before taxes                     2,472       2,342       2,597       1,813
   Income tax expense                     952         902       1,000         698
                                      -------     -------     -------     -------
Net income                            $ 1,520     $ 1,440     $ 1,597     $ 1,115
                                      =======     =======     =======     =======


Pro forma net income per share
   Basic earnings per share (b)       $  0.38     $  0.36     $  0.40     $  0.28
   Basic weighted average
      shares                            3,998       3,988       3,983       3,972

   Diluted earnings per share (b)     $  0.37     $  0.35     $  0.39     $  0.27
   Diluted weighted average
      shares                            4,115       4,090       4,109       4,055

(a) Represents gain on sale of securities.

(b) Basic and diluted pro forma earnings per share has been calculated using pro forma basic and diluted weighted average shares outstanding for each of the periods presented. Pro forma basic weighted average shares have been calculated by adjusting Chronimed's historical basic weighted average shares outstanding for the applicable period to reflect the number of MEDgenesis shares that would have been outstanding at the time assuming the distribution of one share of MEDgenesis common stock for three shares of Chronimed common stock. Pro forma weighted average shares for MEDgenesis reflect an estimate of the potential dilutive effect for common stock equivalents. Such estimate is calculated based on Chronimed's dilutive effect of stock options divided by three to reflect the distribution ratio.

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